Thornburg New Mexico Intermediate Municipal Fund
All data as of 9.30.00

Thornburg New Mexico Intermediate Municipal Fund
                                        A Shares              D Shares
SEC Yield ........................        4.13%                 3.96%
Taxable Equivalent Yields ........        7.47%                 7.17%
NAV ..............................   $   12.85             $   12.85
Max. Offering Price ..............   $   13.11             $   12.85

(Annual Average - After Subtracting Maximum Sales Charge)
One Year..........................        2.30%                 4.00%
Five Year ........................        3.99%                  N/A
Since Inception ..................        5.52%                 2.52%
Inception Date ...................   (6.18.1991)              (6.1.1999)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and an 8.50% marginal New Mexico rate.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on January 31, 1996.
The date quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

Dear Fellow Shareholder:

After falling to very low levels in October 1998, interest rates rose steadily throughout 1999 and into the early spring of this year. Interest rates on the shortest maturity bonds increased the most, a normal occurrence when the Fed is applying the brakes to a roaring economy. Thornburg New Mexico Intermediate Municipal Fund's net asset value fell as rising interest rates lowered bond prices. In recent months, interest rates have begun to relax on evidence of a slowing economy. Your fund's net asset value has recovered much of the loss from earlier in the year.

The net asset value of the A shares decreased by 7 cents to $12.85 during the fiscal year ended September 30, 2000. If you were with us for the entire period, you received dividends of 61.6 cents per share, a slight increase over fiscal 1999. If you reinvested your dividends, you received 62.9 cents per share. Investors who owned D shares received dividends of 58.2 and 59.5 cents per share, respectively.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered bond portfolio, consisting of over 205 municipal obligations from New Mexico and 3 U.S. territories. Approximately 92% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

2 years =22% .............   year 2  = 22%    2 to 4 years  = 12%  year 4  = 34%
4 to 6 years = 16% .......   year 6  = 50%    6 to 8 years  = 14%  year 8  = 64%
8 to 10 years = 7% .......   year 10 = 71%   10 to 12 years = 7%   year 12 = 78%
12 to 14 years = 8% ......   year 14 = 86%
Over 14 years= 14%

Today, your fund's weighted average maturity is 7.0 years. We always keep it below 10 years. Over the last 6 months, your average portfolio maturity has increased slightly. We expect to maintain, or slightly extend, the average portfolio maturity in the coming months. This will be dependent on year-end investment opportunities and prospects for the world economy.

Municipal bond issuance is down about 20% from last year due to swelling tax receipts to most state and local government entities. We believe the surpluses have crested, due to pressure for tax cuts, demands for more governmental services, and the first signs of slowing tax collections. California may be leading the way, with both a 17% increase in general fund expenditures and large tax rebates scheduled for the current fiscal year! Meanwhile, the Finance
Secretary of the Commonwealth of Virginia noted in late October that "exceptionally sluggish" payroll and sales tax collections in September had contributed to soft overall tax collections (up 1.7%, year over year) for the most recent quarter. Stay tuned, the same forces are at work here.

If evidence of slowing economic activity continues to mount in the months to come, we expect market interest rates for short maturity bonds and money market instruments to drop significantly. Equity investors, by and large, are having a rough year. In a slowing economy, we expect long-ignored investment grade bonds to increase in popularity with investors. You're already invested, so stay put. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk adjusted performance. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.


Sincerely,



Brian J. McMahon           George T. Strickland
Portfolio Manager          Portfolio Manager

Past performance is no guarantee of future results.
*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of Sept. 30, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three, five, and ten year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten year (if applicable) risk-adjusted performance. The New Mexico Fund received five stars for the three and five year periods ended 9/30/00. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The fund was rated exclusively against US-domiciled funds. The fund was rated among 1,720 and 1,472 municipal funds for the three and five year periods respectively.

Statement of assets and liabilities
ASSETS
Investments at value (cost $147,383,026) .......................    $149,886,247
Cash ...........................................................          71,071
Receivable for investments sold ................................         100,000
Receivable for fund shares sold ................................         451,817
Interest receivable ............................................       2,293,182
Prepaid expenses and other assets ..............................             772

Total Assets ...................................................     152,803,089

LIABILITIES
Payable for securities purchased ...............................       2,765,174
Payable for fund shares redeemed ...............................         132,540
Accounts payable and accrued expenses ..........................         142,989
Payable to investment advisor (Note 3) .........................          70,128
Dividends payable ..............................................         262,224
         Total Liabilities .....................................       3,373,055

NET ASSETS .....................................................    $149,430,034

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($147,279,313 applicable to 11,463,759 shares of beneficial interest
outstanding - Note 4) ..........................................    $      12.85

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) .....................            0.26

Maximum Offering Price Per Share ...............................    $      13.11

Class D Shares:
Net asset value and offering price per share ($2,150,721
applicable to 167,348 shares of beneficial interest
outstanding - Note 4) ..........................................    $      12.85



See notes to financial statements.
Statement of operations INVESTMENT INCOME:
Interest income (net of premium amortized of $436,872) .........    $ 8,655,177

EXPENSES:
Investment advisory fees (Note 3) ..............................        745,504
Administration fees (Note 3)
         Class A Shares ........................................        184,536
         Class D Shares ........................................          1,841
Distribution and service fees (Note 3)
         Class A Shares ........................................        369,071
         Class D Shares ........................................         14,731
Transfer agent fees ............................................         90,549
Custodian fees .................................................         94,230
Registration and filing fees ...................................          3,348
Professional fees ..............................................         21,157
Accounting fees ................................................         17,395
Trustee fees ...................................................          2,796
Other expenses .................................................         13,919

                  Total Expenses ...............................      1,559,077
Less:
    Expenses reimbursed by investment advisor (Note 3) .........        (65,876)
    Distribution fees waived on Class D shares (Note 3) ........         (7,369)

                  Net Expenses .................................      1,485,832

                  Net Investment Income ........................      7,169,345

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain (loss) on investments sold ...................       (947,150)
Increase (decrease) in unrealized appreciation of investments ..          7,879

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ...................       (939,271)

                  Net Increase in Net Assets Resulting
                  From Operations ..............................    $  6,230,074


See notes to financial statements.

Statements of changes in net assets

                                                                  Year Ended         Year Ended
                                                             September 30, 2000    September 30, 1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS: .................................................
Net investment income........................................       7,169,345    $   7,223,369
Net realized gain (loss) on investments sold ................        (947,150)        (192,060)
Increase (decrease) in unrealized appreciation of investments           7,879       (6,146,730)

         Net Increase in Net Assets Resulting
         from Operations ....................................       6,230,074          884,579

DIVIDENDS TO SHAREHOLDERS: ..................................
         From net investment income
         Class A Shares .....................................      (7,102,532)      (7,214,796)
         Class D Shares .....................................         (66,813)          (8,573)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................      (7,314,297)       8,748,455
         Class D Shares .....................................       1,021,871        1,133,909

         Net Increase (Decrease) in Net Assets ..............      (7,231,697)       3,543,574

NET ASSETS:
         Beginning of year ..................................     156,661,731      153,118,157

         End of year ........................................   $ 149,430,034    $ 156,661,731


See notes to financial statements.

Notes to financial statements

Note 1 - Organization
Thornburg New Mexico Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are applicable to all series of the Trust are allocated to each series based on their relative net assets. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.
The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.



Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Net realized capital losses are carried forward to offset realized gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.
Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund, depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2000, the Adviser voluntarily reimbursed certain class specific transfer agent fees of $51,602 for Class A and $14,274 for Class D, respectively.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2000, the Distributor earned net commissions aggregating $1,678 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans and the total amount waived for the year ended September 30, 2000, are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $148,814,772. Transactions in shares of beneficial interest were as follows:

                                              Year Ended                  Year Ended
                                          September 30, 2000          September 30, 1999
Class A Shares                          Shares          Amount       Shares        Amount

Shares sold ......................   2,223,577    $ 28,408,428     2,476,782    $ 32,892,441
Shares issued to shareholders in
         reinvestment of dividends     308,110       3,939,429       324,102       4,289,129
Shares repurchased ............     (3,102,729)    (39,662,154)   (2,151,671)    (28,433,115)

Net Increase (Decrease) .......       (571,042)   $ (7,314,297)      649,213    $  8,748,455

Class D Shares (a) ............         Shares          Amount        Shares          Amount

Shares sold ...................        124,444    $  1,585,825        86,525    $  1,130,480
Shares issued to shareholders in
         reinvestment of dividends       2,445          31,315           264           3,429
Shares repurchased ...............     (46,330)       (595,269)            0               0
Net Increase (Decrease) ..........      80,559    $  1,021,871        86,789    $  1,133,909

(a)      Sales of Class D shares commenced June 1, 1999.

Note 5 - Securities Transactions
For the year ended September 30, 2000, the Fund had purchase and sale transactions (excluding short-term securities) of $43,608,035 and $54,671,739, respectively. The cost of investments for Federal Income tax purposes is $147,410,241.
At September 30, 2000, net unrealized appreciation of investments was $2,476,006, based on cost for Federal income tax purposes resulting from $3,274,121 gross unrealized appreciation and $798,115 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at September 30, 2000 aggregated $1,887,959. At September 30, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
         Capital loss carryovers expiring in:
                  2003     $        127,000
                  2004              555,000
                  2006              7,000
                  2007              34,000
                  2008              595,000
                           $        1,318,000

At September 30, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $543,000. For tax purposes, such losses will be reflected in the year ending September 30, 2001.

Financial highlights
                                                            Year Ended September 30,

                                              2000            1999       1998       1997           1996
Class A Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year  $        12.92  $        13.45  $   13.28  $   13.09      $    13.12
Income from investment operations:
         Net investment income ....           0.62            0.61       0.62       0.64            0.63
Net realized and unrealized
         gain (loss) on investments          (0.07)          (0.53)      0.17       0.19           (0.03)


Total from investment operations ...          0.55            0.08       0.79       0.83            0.60
Less dividends from:
         Net investment income .....         (0.62)          (0.61)     (0.62)     (0.64)          (0.63)

Change in net asset value ..........         (0.07)          (0.53)      0.17       0.19           (0.03)

Net asset value, end of year .......$        12.85  $        12.92  $   13.45  $   13.28      $    13.09
         Total return (a) ..........          4.36%           0.55%      6.08%      6.51%           4.68%
Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .....          4.81%           4.57%      4.64%      4.88%           4.81%
         Expenses, after expense reductions   0.99%           0.99%      1.00%      1.00%           1.00%
         Expenses, before expense reductions  1.03%           1.01%      1.02%      1.05%           1.07%
Portfolio turnover rate .................... 30.23%          15.93%     13.74%     10.06%          10.88%
Net assets at end of year (000) ...$        147,279       $ 155,540   $153,118  $ 145,850     $   131,307


(a) Sales loads are not reflected in computing total return.
Note: Prior to September 28, 1995 and January 31, 1996, the Fund issued class B shares and class C shares. At the time of each of their conversion to class A shares each class represented less than 1% of the Fund's net assets.

Class D Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .......   $      12.93  $      13.20

Income from investment operations:
         Net investment income ...........           0.58          0.19
Net realized and unrealized
         gain (loss) on investments ......          (0.08)        (0.27)


Total from investment operations .........          (0.50)        (0.08)
Less dividends from:
         Net investment income ...........          (0.58)        (0.19)


Change in net asset value ................          (0.08)        (0.27)


Net asset value, end of year ..............  $      12.85  $      12.93

         Total return (b) .................          4.00%        (0.61)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............         4.55%         4.20%(c)
         Expenses, after expense reductions .        1.25%         1.27%(c)
         Expenses, before expense reductions         2.73%         3.70%(c)

Portfolio turnover rate .....................       30.23%        15.93%

Net assets at end of year (000) ............$       2,151  $      1,122

(a) Sales of Class D shares commenced on June 1, 1999.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.


Thornburg New Mexico Intermediate Municipal Fund September 30, 2000
CUSIPS:  Class A - 885-215-301; NASDAQ Symbol: Class A - THNMX
3,000,000               Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Asset Guaranty)     NR/AA         $2,935,230
628,000                 Albuquerque Collateralized Mortgage Municipal Class B-2, 0% due      Aaa/AAA       295,392
                        5/15/2011
50,000                  Albuquerque Gross Receipt Tax Revenue, 6.20% due 7/1/2005            A1/AA         52,193
525,000                 Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series    Aaa/AAA       483,635
                        B, 0% due7/1/2002
625,000                 Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series    Aaa/AAA       548,719
                        B, 0% due7/1/2003
840,000                 Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series    Aaa/AAA       667,884
                        B, 0% due7/1/2005
820,000                 Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series    Aaa/AAA       453,444
                        B, 0% due7/1/2012
755,000                 Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted    Aaa/AAA       695,272
                        Series B, 0%due 7/1/2002
895,000                 Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted    Aaa/AAA       785,130
                        Series B, 0%due 7/1/2003
1,195,000               Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted    Aaa/AAA       948,388
                        Series B, 0%due 7/1/2005
1,180,000               Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted    Aaa/AAA       624,987
                        Series B, 0%due 7/1/2012
2,500,000               Albuquerque Hospital Revenue Series A, 6.10% due 8/1/2002            Aaa/AAA       2,566,550
                        (Insured: MBIA)
820,000                 Albuquerque Hospital Revenue Series A, 6.375% due 5/15/2004          Aaa/AAA       846,035
                        pre-refunded 5/15/01@ 102 (St. Joseph Healthcare Systems Project)
3,760,000               Albuquerque Hospital Revenue Series A, 6.375% due 8/1/2007           Aaa/AAA       3,940,518
                        (Insured: MBIA)
300,000                 Albuquerque Hospital Revenue Series A, 6.625% due 5/15/2010          Aaa/AAA       309,984
                        pre-refunded 5/15/01@ 102 (St. Joseph Healthcare Systems Project)
1,040,000               Albuquerque Hospital Revenue Series B, 6.20% due 8/1/2002            Aaa/AAA       1,045,502
                        (Insured: MBIA)
1,380,000               Albuquerque Hospital Revenue Unrefunded Balance Series B, 6.60%      Aaa/AAA       1,388,942
                        due 8/1/2007(Insured: MBIA)
1,860,000               Albuquerque Industrial Development Revenue, 5.80% due 6/1/2007       A1/NR         1,870,397
                        (UniversalPrinting & Publishing Project; LOC: First Security Bank)
1,600,000               Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008   Aaa/AAA       1,085,952
760,000                 Albuquerque Municipal School District Number 012, 5.10% due          Aa2/AA        747,141
                        8/1/2014
305,000                 Albuquerque Revenue Refunding Bonds Series 1993, 5.10% due           Aaa/AAA       307,946
                        6/1/2002 (EvangelicalLutheran Good Samaritan Society Project;
                        Insured: FSA)
170,000                 Albuquerque Revenue Refunding Bonds Series 1993, 5.20% due           Aaa/AAA       172,783
                        6/1/2003 (EvangelicalLutheran Good Samaritan Society Project;
                        Insured: FSA)
505,000                 Albuquerque Special Assessment District Series A, 6.45% due          NR/BBB+       505,182
                        1/1/2015 (CottonwoodMall Project; LOC: Sumitomo Bank)
600,000                 Albuquerque Water & Sewer Revenue, 6.25% due 7/1/2008                Aa3/AA        628,686
290,000                 Albuquerque Water & Sewer Revenue Series 1990-C, 7.00% due           Aa3/AA        296,360
                        7/1/2005 partiallypre-refunded 7/1/00 @ 102
585,000                 Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due        NR/NR         571,902
                        1/1/2011
400,000                 Bernalillo County General Obligation, 7.00% due 2/1/2006             Aa1/AA+       443,360
410,000                 Bernalillo County General Obligation, 7.00% due 2/1/2007             Aa1/AA+       460,426
495,000                 Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011    Aa3/AA        511,320
2,000,000               Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015    Aa3/AA        2,052,260
2,300,000               Bernalillo County Multi Family Housing Revenue Series 1988, 5.80%    NR/AA         2,334,914
                        due 11/1/2025put 11/1/06 (Sunchase Apartments Project; Insured:
                        AXA Reinsurance Co.)
4,500,000               Bernalillo County Multi Family Housing Revenue Series 1994-A,        NR/AA         4,598,865
                        6.50% due10/1/2019 put 10/1/05 (Village Apartments Project;
                        Insured: AXA Reinsurance Co.)
495,000                 Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008       Aaa/AAA       528,591
                        (Insured: AMBAC)
555,000                 Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010        Aaa/AAA       599,899
                        (Insured: AMBAC)
1,000,000               Dona Ana County Gross Receipts Tax, 6.00% due 6/1/2014 (Insured:     NR/AA         1,052,200
                        Asset Guaranty)
1,500,000               Dona Ana County Gross Receipts Tax Refunding and Improvement         NR/AA         1,573,650
                        Series 1993, 5.875%due 6/1/2009 (Insured: Asset Guaranty)
1,300,000               Farmington Pollution Control Revenue, 5.50% due 5/1/2024 (put        P1/A1+        1,300,000
                        10/1/00)  (dailydemand notes)
4,650,000               Farmington Pollution Control Revenue, 5.50% due 9/1/2024 put         P1/A1+        4,650,000
                        10/1/00 (LOC:Barclays Bank) (daily demand notes)
775,000                 Gallup Pollution Control Revenue Refunding, 6.20% due 8/15/2003      Aaa/AAA       805,054
                        (Plains ElectricGeneration Project; Insured: MBIA)
2,770,000               Gallup Pollution Control Revenue Refunding, 6.65% due 8/15/2017      Aaa/AAA       2,868,917
                        (Plains ElectricGeneration Project;  Insured MBIA) (when issued)
1,500,000               Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due    Aaa/AAA       1,569,060
                        8/15/2006(Insured: MBIA) (when issued)
1,385,000               Grant County  Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila    NR/AA         1,416,329
                        RegionalMedical Center Project)
1,310,000               Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila     NR/AA         1,341,846
                        RegionalMedical Center Project)
300,000                 Hidalgo County Municipal School District of Lordsburg, 6.875% due    NR/NR         303,966
                        7/1/2001
315,000                 Hidalgo County Municipal School District of Lordsburg, 6.875% due    NR/NR         323,310
                        7/1/2002
380,000                 Las Cruces Gross Receipt Tax Revenue Series 1995, 6.00% due          A3/NR         383,435
                        6/1/2001 (SouthCentral Solid Waste Authority Project)
625,000                 Las Cruces Gross Receipts Refunding Revenue, 5.85% due 12/1/2001     A/A           634,519
1,500,000               Las Cruces Gross Receipts Refunding Revenue Series 1992, 6.25% due   A/A           1,555,560
                        12/1/2005
420,000                 Las Cruces Joint Utility Refunding and Improvement Revenue, 6.50%    A1/NR         441,542
                        due 7/1/2007
780,000                 Las Cruces Joint Utility Refunding and Improvement Revenue, 6.50%    A1/NR         819,866
                        due 7/1/2007
1,160,000               Las Cruces Municipal Sales Tax Revenue Series 1991, 6.50% due        A/NR          1,175,718
                        12/1/2006
1,000,000               Las Cruces School District 002, 5.50% due 8/1/2010                   Aa3/NR        1,043,280
155,000                 Lordsburg Gross Receipts and Lodgers Tax Revenue, 8.625% due         NR/NR         157,365
                        12/1/2002
2,150,000               Lordsburg Pollution Control Revenue, 6.50% due 4/1/2013 (Phelps      A2/BBB        2,203,793
                        Dodge Project)
1,300,000               Los Alamos County Incorporated Utility Series A, 5.80% due           Aaa/AAA       1,368,601
                        7/1/2006 (Insured:FSA)
715,000                 Los Alamos County Incorporated Utility Systems Revenue Series A,     Aaa/AAA       752,137
                        6.00% due7/1/2015 (Insured: FSA)
3,445,000               Los Alamos County Utility System Revenue Refunding Series A, 6.00%   Aaa/AAA       3,634,337
                        due 7/1/2008(Insured: FSA)
350,000                 Milan General Obligation Sanitary Sewer Series 1994, 7.00% due       NR/NR         368,403
                        9/1/2013
420,000                 New Mexico Educational Assistance Foundation Revenue, 6.05% due      Aaa/NR        420,953
                        12/1/2000
975,000                 New Mexico Educational Assistance Foundation Revenue, 6.20% due      Aaa/NR        991,692
                        12/1/2001
600,000                 New Mexico Educational Assistance Foundation Revenue, 5.50% due      A/NR          606,576
                        11/1/2003
640,000                 New Mexico Educational Assistance Foundation Revenue, 6.45% due      Aaa/NR        666,317
                        12/1/2004
525,000                 New Mexico Educational Assistance Foundation Revenue, 6.85% due      A/NR          536,393
                        12/1/2005
1,705,000               New Mexico Educational Assistance Foundation Revenue, 6.65% due      Aaa/NR        1,775,195
                        3/1/2007
15,000                  New Mexico Educational Assistance Foundation Student Loan Revenue,   Aa/NR         15,217
                        5.40% due8/1/2004
2,870,000               New Mexico Educational Assistance Student Loan, 6.70% due 4/1/2002   Aaa/AAA       2,942,927
                        (Insured:AMBAC)
1,400,000               New Mexico Educational Assistance Student Loan, 6.50% due 3/1/2004   Aaa/NR        1,444,730
745,000                 New Mexico Educational Assistance Student Loan Series 2-B, 5.75%     A/NR          756,801
                        due 12/1/2008
825,000                 New Mexico Equipment Loan Council Hospital Revenue, 7.50% due        A3/NR         856,977
                        6/1/2002pre-refunded 6/1/01 (San Juan Regional Medical Center
                        Project)
1,490,000               New Mexico Equipment Loan Council Hospital Revenue, 7.80% due        A3/NR         1,550,673
                        6/1/2005pre-refunded 6/1/01 (San Juan Regional Medical Center
                        Project)
575,000                 New Mexico Equipment Loan Council Hospital Revenue, 7.80% due        A3/NR         598,414
                        6/1/2006pre-refunded 6/1/01 (San Juan Regional Medical Center
                        Project)
2,030,000               New Mexico Equipment Loan Council Hospital Revenue, 6.40% due        Baa2/A-       2,084,140
                        6/1/2009 (MemorialMedical Center Project)
225,000                 New Mexico Equipment Loan Council Hospital Revenue, 7.90% due        A3/NR         234,308
                        6/1/2011pre-refunded 6/1/01 (San Juan Regional Medical Center
                        Project)
1,010,000               New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012    Aaa/AAA       1,010,061
                        (Insured:MBIA)
320,000                 New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013    Aaa/AAA       319,974
                        (Insured:MBIA)
320,000                 New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014    Aaa/AAA       320,592
                        (Insured:MBIA)
355,000                 New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015    Aaa/AAA       356,335
                        (Insured:MBIA)
5,000,000               New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00%    Aa2/AA+       5,356,450
                        due 6/15/2011
780,000                 New Mexico Hospital Equipment Loan, 5.60% due 6/1/2002 (Memorial     Baa2/A-       781,903
                        Medical CenterProject)
575,000                 New Mexico Hospital Equipment Loan, 5.70% due 6/1/2003 (Memorial     Baa2/A-       577,628
                        Medical CenterProject)
1,140,000               New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 (Catholic    Aa3/AA-       1,135,463
                        HealthInitiatives Project)
2,000,000               New Mexico Hospital Equipment Loan, 5.375% due 6/1/2018 (Memorial    Baa2/NR       1,634,620
                        Medical CenterProject)
1,000,000               New Mexico MFA Forward Mortgage  Series C, 6.50% due 7/1/2025        NR/AAA        1,040,180
775,000                 New Mexico MFA General, 5.80% due 9/1/2019                           NR/A+         773,016
935,000                 New Mexico MFA MFMR Series 1991-C, 6.75% due 7/1/2011                NR/AAA        936,739
                        (Collateralized: FNMA)
2,030,000               New Mexico MFA MFMR Series 1991-C, 6.75% due 7/1/2011                NR/AAA        2,033,776
                        (Collateralized: FNMA)
540,000                 New Mexico MFA Series B, 6.65% due 7/1/2015                          NR/AAA        541,793
350,000                 New Mexico MFA SFMR, 5.70% due 9/1/2014                              NR/AAA        350,031
990,000                 New Mexico MFA SFMR, 5.75% due 3/1/2017                              NR/AAA        987,862
1,490,000               New Mexico MFA SFMR, 0% due 9/1/2019                                 NR/AAA        856,452
1,620,000               New Mexico MFA SFMR Series  C 2, 6.05% due 9/1/2021                  NR/AAA        1,641,805
50,000                  New Mexico MFA SFMR Series 1992 A-1, 6.30% due 1/1/2002              Aaa/AAA       50,571
715,000                 New Mexico MFA SFMR Series 1992 A-1, 6.90% due 7/1/2008              NR/AAA        727,770
510,000                 New Mexico MFA SFMR Series 1992-1, 6.85% due 7/1/2010                Aaa/AA        514,865
116,773                 New Mexico MFA SFMR Series A, 0% due 7/1/2015                        Aaa/AA        25,867
160,000                 New Mexico MFA SFMR Series A-2, 6.20% due 1/1/2001                   Aaa/AAA       160,301
545,000                 New Mexico MFA SFMR Series A-3, 6.15% due 9/1/2017                   NR/AAA        559,263
125,000                 New Mexico MFA SFMR Series B-2, 5.80% due 1/1/2009                   NR/AAA        123,377
1,000,000               New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016                    NR/AAA        1,005,550
1,975,000               New Mexico MFA SFMR Series D 2, 5.875% due 9/1/2021                  NR/AAA        1,965,480
170,000                 New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized:    NR/AAA        173,908
                        FNMA/GNMA)
175,000                 New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized:    NR/AAA        179,358
                        FNMA/GNMA)
100,000                 New Mexico MFA SFMR Series PG-B-2, 5.80% due 7/1/2009                NR/AAA        99,516
335,000                 New Mexico State University Revenues, 5.85% due 4/1/2001             A1/AA         337,352
40,000                  New Mexico Student Loan Revenue, 5.55% due 12/1/2001                 A/NR          40,146
750,000                 Puerto Rico Public Improvement General Obligation, 6.60% due         NR/AAA        790,687
                        7/1/2004pre-refunded 7/1/02 @ 101.5
500,000                 Rio Rancho Water and Wastewater System, 8.00% due 5/15/2002          Aaa/AAA       526,810
                        (Insured: FSA)
1,000,000               Rio Rancho Water and Wastewater System, 6.50% due 5/15/2006          Aaa/AAA       1,087,010
                        (Insured: FSA)
175,000                 Ruidoso Gross Receipts Tax Revenue Refunding, 5.00% due 8/15/2003    NR/NR         175,735
1,000,000               San Juan Gross Receipts Gas Tax Refunding Revenue Series B, 7.00%    A1/NR         1,095,470
                        due 9/15/2009pre-refunded 9/15/04 @ 101
115,000                 Sandoval County Gross Receipts Tax Refunding Revenue Series 1992,    Baa1/NR       122,546
                        7.00% due11/1/2007 pre-refunded 11/1/02
125,000                 Sandoval County Gross Receipts Tax Refunding Revenue Series 1992,    Baa1/NR       133,202
                        7.00% due11/1/2008 pre-refunded 11/1/02
135,000                 Sandoval County Gross Receipts Tax Refunding Revenue Series 1992,    Baa1/NR       143,859
                        7.00% due11/1/2009 pre-refunded 11/1/02
145,000                 Sandoval County Gross Receipts Tax Refunding Revenue Series 1992,    Baa1/NR       154,515
                        7.00% due11/1/2010 pre-refunded 11/1/02
400,000                 Sandoval County Landfill Revenue, 5.70% due 7/15/2013                NR/NR         391,512
1,950,000               Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement        NR/NR         1,984,632
                        District Project)
340,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        351,509
                        Series 1990,9.00% due 7/1/2001
356,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        375,391
                        Series 1990,9.00% due 1/1/2002
372,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        399,974
                        Series 1990,9.00% due 7/1/2002
406,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        452,357
                        Series 1990,9.00% due 7/1/2003
443,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        509,805
                        Series 1990,9.00% due 7/1/2004
626,000                 Santa Fe County Office and Training Facilities Project Revenue       Aaa/NR        786,726
                        Series 1990,9.00% due 1/1/2008
326,000                 Santa Fe County Office and Training Facilities Revenue Series        Aaa/NR        329,720
                        1990, 9.00% due1/1/2001  (ETM)
1,000,000               Santa Fe County Project Revenue Series A, 5.50% due 5/15/2015 (El    NR/NR         849,220
                        CastilloRetirement Project)
200,000                 Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St.     NR/BBB-       193,278
                        Johns CollegeProject) (ETM)
210,000                 Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St.     NR/BBB-       202,696
                        Johns CollegeProject) (ETM)
1,215,000               Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St.     NR/BBB-       1,106,817
                        Johns CollegeProject) (ETM)
160,000                 Santa Fe Housing Development Corporation Multi Family Revenue        A/NR          161,149
                        Refunding Series1993-A, 5.50% due 2/1/2004 (Villa Camino Consuelo
                        Project)
1,900,000               Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2002          Aaa/AAA       1,748,798
                        (Insured: FGIC)
1,945,000               Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2003          Aaa/AAA       1,701,194
                        (Insured: FGIC)
1,945,000               Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2004          Aaa/AAA       1,591,963
                        (Insured: FGIC)
1,895,000               Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2005          Aaa/AAA       1,445,260
                        (Insured: FGIC)
500,000                 Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2006          Aaa/AAA       355,395
                        (Insured: FGIC)
1,945,000               Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2011          Aaa/AAA       964,584
                        (Insured: FGIC)
2,500,000               Santa Fe Industrial Revenue Housing Refunding, 7.25% due 12/1/2005   NR/NR         2,629,500
                        (Ponce deLeon Project; Guaranteed: Health Care REIT)
370,000                 Santa Fe Refuse Disposal Systems Improvement Net Revenue Series      A3/NR         377,352
                        1996-B, 5.50%due 6/1/2004
325,000                 Santa Fe Refuse Disposal Systems Revenue, 5.50% due 6/1/2003         A3/NR         330,375
200,000                 Santa Fe Revenue Capital Appreciation Improvement, 0% due 7/1/2009   Aaa/AAA       114,738
                        (Insured:FGIC)
445,000                 Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)       Aaa/NR        450,523
240,000                 Santa Fe SFMR, 5.60% due 11/1/2010 (Collateralized: FNMA/GNMA)       Aaa/NR        244,610
325,000                 Santa Fe SFMR, 6.10% due 11/1/2011                                   Aaa/NR        337,574
385,000                 Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)       Aaa/NR        388,380
186,516                 Santa Fe SFMR Series 1991, 8.45% due 12/1/2011 (Insured: FGIC)       Aaa/NR        193,255
745,000                 Santa Fe Solid Waste Management Agency Facility Revenue, 5.75% due   NR/NR         764,228
                        6/1/2004
760,000                 Santa Fe Solid Waste Management Agency Facility Revenue, 5.90% due   NR/NR         786,205
                        6/1/2005
775,000                 Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due   NR/NR         807,759
                        6/1/2006
875,000                 Santa Fe Solid Waste Management Facilities Revenue, 6.10% due        NR/NR         917,840
                        6/1/2007
150,000                 Santa Fe Utility Revenue Refunding Series A, 8.00% due 6/1/2004      Aaa/AAA       166,716
                        (Insured: AMBAC)
1,500,000               Santa Fe Utility Revenue Refunding Series A, 8.00% due 6/1/2007      Aaa/AAA       1,772,070
                        (Insured: AMBAC)
195,000                 Santa Rosa Consolidated School District 8 Guadalupe & San Miguel     Baa3/NR       195,316
                        Counties GOSeries 1991, 7.00% due 8/1/2003
210,000                 Santa Rosa Consolidated School District 8 Guadalupe & San Miguel     Baa3/NR       210,340
                        Counties GOSeries 1991, 7.00% due 8/1/2004
285,000                 Socorro Health Facility Refunding Revenue, 6.00% due 5/1/2008        Aaa/AAA       300,655
                        (EvangelicalLutheran Good Samaritan Project; Insured: AMBAC)
585,000                 Taos County Local Hospital Gross Receipts Tax Revenue Series 1992,   NR/AA         589,803
                        6.125% due12/1/2001 (Insured: Asset Guaranty)
1,000,000               U.S. Virgin Islands Public Finance Authority Revenue Refunding       NR/AAA        1,028,400
                        Series A, 6.90%due 10/1/2001
330,000                 U.S. Virgin Islands Public Finance Authority Series 1992-A, 7.00%    NR/AAA        347,269
                        due 10/1/2002
795,000                 U.S. Virgin Islands Special Tax General Obligation Series 1991,      NR/NR         829,113
                        7.75% due10/1/2006 pre-refunded 10/01/01 @ 102 (Hugo Insurance
                        Claims Fund Project)
2,485,000               U.S. Virgin Islands Water & Power Authority Series A, 7.40% due      NR/NR         2,565,141
                        7/1/2011pre-refunded 7/01/01
600,000                 University of New Mexico University Revenues Series A, 6.00% due     A1/AA         630,564
                        6/1/2021
1,105,000               Villa Hermosa Multi Family Housing Revenue, 5.85% due                NR/AAA        1,098,072
                        11/20/2016(Collateralized: GNMA)
1,385,000               Western New Mexico University System Revenue Series 1995, 7.75%      Baa2/NR       1,532,641
                        due 6/15/2019pre-refunded 6/15/04

                        TOTAL INVESTMENTS (Cost $147,383,026)                                              $ 149,886,247


+                       Credit ratings are unaudited.
                        See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Thornburg Investment Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
October 27, 2000

Index Comparisons
Thornburg New Mexico Intermediate Municipal Fund
Index Comparison
Compares performance of the Intermediate New Mexico Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, June 18, 1991 to September 30, 2000. On September 30, 2000, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.0 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.












Class A
Average Annual Total Returns (at max. offering price) (periods ended 9.30.00)
One Year: ..............................      2.30%
Five  Years: ...........................      3.99%
From Inception (6/18/91): ..............      5.52%

Class D
Average Annual Total Returns (at max. offering price) (periods ended 9.30.00)
One Year: ..............................      4.00%
From Inception (6/1/99): ...............      2.52%

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200